AMENDMENT TO LAND USE REGULATORY AGREEMENT

                                  By and Among

                     PULASKI COUNTY PUBLIC FACILITIES BOARD
                                    As Issuer

                                       and

             UMB BANK & TRUST, N.A. (formerly known as STATE STREET
                    BANK AND TRUST COMPANY OF MISSOURI, N.A.)
                                   As Trustee

                                       and

                       BARRINGTON HILLSACQUISITION, L.L.C.
                             As Substitute Borrower

                                       and

                            WATERTON RAINTREE, L.L.C.
                                   As Borrower

                          Dated as of November 14, 2001

                                   Relating to

                     Pulaski County Public Facilities Board
                               Multifamily Housing
                             Revenue Refunding Bonds
                      (Barrington Hills Apartments Project)
                                   Series 1999

                                   Prepared by
                         Wright,Lindsey & Jennings, LLP
                             200 West Capitol Avenue
                                   Suite 2200
                        Little Rock, Arkansas 72201-3699

                   AMENDMENT TO LAND USE REGULATORY AGREEMENT

THIS AMENDMENT TO LAND USE REGULATORY AGREEMENT (this "Agreement" or this "Regulatory Agreement") is made and entered into as of November 14, 2001 by and among the PULASKI COUNTY PUBLIC FACILITIES BOARD, a public body politic and corporate under the laws of the State of Arkansas (the "Issuer"), and UMB BANK & TRUST, N.A. (formerly known as STATE STREET BANK AND TRUST COMPANY OF MISSOURI, N.A.), a national banking association, (the "Trustee"), WATERTON RAINTREE, L.L.C., a. Delaware limited liability company (the "Borrower"), and BARRINGTON HILLS ACQUISITION L.L.C., a Missouri limited liability company (the "Substitute Borrower").

                                   WITNESSETH:

     WHEREAS, Issuer is a duly organized and existing public body politic and corporate, created pursuant to the provisions of the "Public Facilities Board Act," Arkansas Code Annotated ss. 14-137-101, et seq. (Repl. 1998) (the "Act") and Ordinance No. 92-OR-26, as amended by Ordinance No. 92-OR-33 of the Ordinances of Pulaski County, Arkansas (collectively, the "Authorizing Ordinance"), authorized to issue its bonds to finance and refinance the purchase, construction, renovation, improvement and equipping of residential housing for persons of low and moderate income; and

     WHEREAS, the Issuer issued its $19,000,000 Pulaski County Public Facilities Board Multifamily Housing Revenue Bonds (Little Rock Residential Care Center Project), Series 1998 (the "Prior Bonds"), a portion of the proceeds of which was allocated to refinance the acquisition and renovation of a multifamily housing project located in the County of Pulaski, State of Arkansas and commonly referred to as the Barrington Hills Apartments (the "Project"); and

     WHEREAS, in furtherance of the purposes of the Act, the Issuer issued its $6,100,000 Multifamily Housing Revenue Bonds (Barrington Hills Apartments Project) Series 1999 (the "Bonds") to refund that portion of the Prior Bonds allocated to the Project and loan a portion of the proceeds from the Prior Bonds (the "Loan") to the Borrower to refinance the acquisition and renovation of the Project, to establish a credit enhancement reserve fund, and to pay a portion of the costs of issuance of. the Bonds: and

     WHEREAS, in order for interest on the Bonds to be excluded from gross income for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), and the income tax regulations (the "Regulations") and rulings with respect to the Code, the use and operation of the Project has been restricted in certain respects; and

     WHEREAS, the Issuer, the Trustee and the Borrower previously entered into a Land Use Regulatory Agreement dated as of July 1, 1999, and filed of record with the Pulaski County Circuit Clerk on July 28, 1999, as document number 99060975 (the "LURA") in order to sot forth certain terms and conditions relating to the financing, improvement and equipping of the Project and in order to ensure that the Project will be used and operated in accordance with the Code and the Regulations; and

     WHEREAS, the Substitute Borrower has agreed to purchase the Project from the Borrower and assume all of the Borrower's obligations under the LURA and the other related bond documents;

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Issuer, the Trustee, the Substitute Borrower and the Borrower hereby agree as follows:

Section 1. Definitions and Interpretation. All terms not defined herein shall have the meaning given to them and set forth in the LURA. Unless the context clearly requires otherwise, a used in this Regulatory Agreement, words of the masculine, feminine or neuter gender shall be construed to include each other gender and words of the singular number shall be construed to include the plural number, and vice versa. This Regulatory Agreement and all the term and provisions hereof shall be construed to effectuate the Purposes set forth herein and to sustain the validity hereof. The titles and headings of the sections of this Regulatory Agreement have been inserted for convenience of reference only, and are not to be considered a part hereof and shall not in any way modify or restrict any of the terms or provisions hereof or be considered or given any effect in construing this Regulatory Agreement or any provisions hereof or in ascertaining intent, if any question of intent shall arise.

Section 2. Assumption of Obligations. The Substitute Borrower hereby assumes all of the duties and obligations of the Borrower set forth in the LURA in accordance with its terms and conditions. The Substitute Borrower represents and warrants that it shall operate the Project in accordance with the provisions of the LURA and agrees to abide by and be bound by all the terms of the LURA, all as though the LURA had been made, executed and delivered by the Substitute Borrower. As a result, the Borrower shall be relieved from all obligations under the LURA as of the date of this Agreement and the Substitute Borrower shall be substituted for the Borrower in all respects with regard to the LURA, provided however, that the Borrower shall be liable for the breach or default of any obligation of the Borrower under the LURA or that certain Financing Agreement dated as of July 1, 1999 (the "Financing Agreement"), occurring prior to the date of this Agreement, as provided in Section 6.3 of the Financing Agreement.

Section 3. Limited Modification. Except as expressly modified hereby, the LURA shall remain in full force and effect and this Agreement shall have no effect on the LURA other than the substitution of the Substitute Borrower for the Borrower.

Section 4. Consent to Assumption. Issuer, Trustee and Borrower hereby consent to the assumption by the Substitute Borrower of all of the obligations of the Borrower under the LURA.

Section 5. Release of Borrower. Issuer and Trustee hereby release Borrower. from all of its obligations under the LURA, provided, however, that the Borrower is not released from any liability or ob4adons in the LURA that relates to the period prior to the date hereof.

Section 6. Notices. The Substitute Borrower's address for notice, hereunder and the LURA is:

        Substitute Borrower:    Barrington Hills Acquisition, L.L.C.
                                c/o Maxus Realty Trust, Inc.
                                104 Armour Road
                                North Kansas City, MO 64116

Section 7. Multiple Counterparts. This Regulatory Agreement may be simultaneously executed in multiple counterparts, all of which shall constitute one and the same instrument and each of which shall be deemed to be an original.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Issuer, the Trustee, the Substitute Borrower and the Borrower have executed this Regulatory Agreement by duly authorized representatives, all as of the date first above written.

                                        PULASKI COUNTY PUBLIC FACILITIES BOARD

                                        By: /s/ Ro Arrington
                                                Ro Arrington, Chairman

                                       UMB BANK & TRUST, N.A. (formerly known as
                                       STATE STREET BANK AND TRUST COMPANY OF
                                       MISSOURI, N.A.),
                                       As Trustee

                                       By:____________________________________

                                        BARRINGTON HILLS ACQUISITION, L.L.C., a
                                        Missouri limited liability company

                                        By: /s/ John W. Alvey
                                                John W. Alvey, Manager

                               WATERTON RAINTREE, L.L.C., a Delaware
                               limited liability company

                               By: Waterton Residential Property Fund II, L.P.,
                                   its Managing Member

                               By: Waterton Fund II Managers, L.P.
                                   its General Partner

                               By: VS Managers, L.L.C., its General Partner

                               By: /s/ Peter M. Vilim
                                       Peter M. Vilim, its Managing Member

                                 ACKNOWLEDGMENT

STATE OF ARKANSAS

COUNTY OF PULASKI

     On this the _____ day of November, 2001, before me,, a Notary Public, personally appeared Ro Arrington, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the foregoing instrument as Chairman of the Pulaski County Public Facilities Board, (the "Issuer"), and acknowledged to me that the Issuer executed it for the purposes forth therein.

     IN WITNESS WHEREOF, I hereunto set my hand add official seal.

My Commission Expires:

                                                ________________________________
                                                Notary Public

                                 ACKNOWLEDGMENT

STATE OF MISSOURI

CITY OF ST. LOUIS

     On this the ____, day of November, 2001, before me, a Notary Public, personally appeared ________________, ________________________ of UMB BANK &
TRUST, N.A. (formerly known as State Street Bank and Trust Company of Missouri, N.A.), proved to me on the basis of satisfactory evidence to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the art and deed of UMB BANK & TRUST, N.A. (formerly known as State Street Bank and Trust Company, N.A.).

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

My Commission Expires:

                                                ________________________________
                                                Notary Public

                                 ACKNOWLEDGMENT

STATE OF  ___________________________

COUNTY OF ___________________________

     On this the _____ day of November, 2001, before me, a Notary Public, personally appeared Peter Vilim, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument as the authorized representative of Waterton Raintree, L.L.C., a Delaware limited liability company (the "Borrower"), and acknowledged to me that the Borrower executed it for the purposes set forth therein.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

My Commission Expires:

                                                ________________________________
                                                Notary Public

                                 ACKNOWLEDGMENT

STATE OF  Missouri

COUNTY OF Clay

     On this the 13th day of November, 2001, before me, a Notary Public, personally appeared John W. Alvey, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument as the authorized representative of Barrington Hills Acquisition, L.L.C., a Missouri limited liability company (the "Substitute Borrower"), and acknowledged to me that the Substitute Borrower executed it for the purposes set forth therein.

     IN WITNESS WHEREOF, I hereunto set my band and official seal.

My Commission Expires: April 24, 2002

                                                /s/ Grace Bales
                                                Notary Public
[Seal]

                                   EXHIBIT A

                          DESCRIPTION OF PROJECT SITE

                               LEGAL DESCRIPTION

City of Little Rock, Pulaski County, Arkansas, as shown on plat recorded as Plat No. A-774, records of Pulaski County, Arkansas.

And

All of that part of the lands dedicated as right of way for Raintree Lane by said Plat of White Rock Terrace Addition recorded in Plat Book 32, Page 19, records of Pulaski County, Arkansas.

And

The North half of the forty (40) foot street right of way, closed by City Ordinance No. 14, 125, filed as Instrument No. 81-40181, records of Pulaski County, Arkansas.

As being described as follows: Beginning at the northwest corner of said Lot 1 (Pagis Monument), thence South 87 degrees 55 minutes 30 seconds East, along the North line of said Lot 1, 458.76 feet to the Northeast corner of said Lot 1 (Pagis Monument); thence South 02 degrees 04 minutes 30 seconds West, 15.00 feet; thence south 87 degrees 55 minutes 30 seconds East, 742.6 feet to the Northeast corner of said Lot 2; thence South 01 degree 19 minutes 30 seconds West along the West right of way line of Brookside Drive, 256.74 feet to the Northeast corner of Lot2A, a distance of 300.2 feet; thence South 63 degrees 51 minutes 30 seconds West along said Northerly line of Lot 2A a distance of 418.5 feet; thence North 88 degrees 08 minutes 30 seconds West along said Northerly line of Lot 2A a distance of 109.73 feet; thence South 49 degrees 51 minutes 30 seconds West along said Northerly line of Lot 2A a distance of 40.2 feet; thence South 30 degrees 19 minutes 50 seconds East along the Westerly line of said Lot 2A, a distance of 156.2 feet to the Southwest corner of said Lot 2A; thence South 01 degree 51 minutes 30 seconds West, 20.00 feet; thence North 88 degrees 51 minutes 30 seconds West, 195.49 feet to the East right of way line of Reservoir Road; thence North 01 degree 28 minutes 30 seconds East. along said East right of way line of Reservoir Road a distance of 651.03 feet to the point of beginning. Less and except White Rock Lane right of way.